Supplement to the current prospectus

MFS(R) Capital Opportunities Fund

The Board of Trustees of the MFS Capital Opportunities Fund ("Capital Opportunities Fund") has approved the proposed reorganization of the Capital Opportunities Fund into the MFS Core Equity Fund ("Core Equity Fund"). The proposed transaction is still subject to approval by the shareholders of the Capital Opportunities Fund at a shareholders' meeting expected to be held in June 2007. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Plan of Reorganization, the Capital Opportunities Fund's assets and liabilities would be transferred to the Core Equity Fund in return for shares of the Core Equity Fund with equal total net asset value on the transfer date. These Core Equity Fund shares would be distributed pro rata to shareholders of the Capital Opportunities Fund in exchange for their Capital Opportunities Fund shares. Current Capital Opportunities Fund shareholders would thus become shareholders of the Core Equity Fund and receive shares of the Core Equity Fund with a total net asset value equal to that of their shares of the Capital Opportunities Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Capital Opportunities Fund and its shareholders, as well as to the Core Equity Fund and its shareholders.

The investment objective of the Core Equity Fund is to seek capital appreciation. MFS normally invests at least 80% of the fund's net assets in equity securities. MFS may invest the fund's assets in companies of any size. MFS may invest the fund's assets in foreign securities. MFS may also invest the fund's assets in derivatives. A team of investment research analysts selects investments for the fund. MFS allocates the fund's assets to analysts by industries.

A full description of the Core Equity Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the Capital Opportunities Fund on or about April 16, 2007.

In light of the proposed transaction, sales of Capital Opportunities Fund shares and exchanges into this fund are expected to be suspended on or about June 15, 2007.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Core Equity Fund, nor is it a solicitation of any proxy. For more information regarding the Core Equity Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


                  The date of this supplement is March 8, 2007.